UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission

File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 14, 2013, the Federal Reserve announced that it did not object to KeyCorp’s 2013 capital plan submitted as part of the Federal Reserve’s Comprehensive Capital Analysis and Review (“CCAR”). In connection with CCAR, KeyCorp’s Board of Directors has authorized a $426 million common share repurchase program. Additionally, at its regular May meeting, the Board of Directors will evaluate increasing KeyCorp’s quarterly dividend from $0.05 per share to $0.055 per share. A copy of the press release announcing these actions is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	KeyCorp Press Release, dated March 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: March 14, 2013	/s/ Jeffrey B. Weeden
	By:	Jeffrey B. Weeden
Chief Financial Officer